Exhibit 99.3
FINANCIAL SUPPLEMENT
December 31, 2009
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating the Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles (“GAAP”), but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Provision for (Reversal of) Legal Settlements, net
In the second quarter of 2008, the Company recorded a $40.1 million provision for legal settlements, net, relating to estimated settlements, costs and expenses arising out of the legal actions regarding the Company’s historical stock option granting practices.
The provision for legal settlements, net in the second quarter of 2008 included approximately $25.1 million for the settlement of the securities class action regarding the Company’s historical stock option granting practices. In July 2008, the Company agreed to settle the securities class action, subject to court approval. Court approval was received in October 2008. Under the terms of the settlement, the defendants paid $47.5 million to the class, of which the Company’s cost was approximately $25.1 million, net of its insurance recovery and contribution from another defendant. Also recorded in the provision for legal settlements, net, in the second quarter of 2008 was approximately $15.0 million for estimated expenses relating to the other outstanding litigation in connection with the Company’s historical stock option grant practices.
In May 2009, the Company agreed, without admitting or denying wrongdoing, to pay a $2.5 million penalty to the United States Securities and Exchange Commission (the “SEC”) to settle claims arising out of the SEC’s inquiry into the Company’s stock option granting practices.
In September 2009, the Company entered into a memorandum of understanding with the plaintiffs in the ERISA class action, and in November 2009, the Company entered into a settlement agreement with the plaintiffs in the ERISA class action. The settlement agreement provides for a payment of $4.3 million in full satisfaction of the claims asserted in the ERISA Class Action, a substantial majority of which will be paid by insurance and contribution from another defendant. The effectiveness of the settlement agreement is subject to Court approval and certification of the proposed class. On December 3, 2009, the Court granted preliminary approval of the proposed settlement, which included certification of the class members. Notice to the class has been sent and a final hearing on the merits of the proposed settlement is expected to occur in the near future.
Upon the conclusion of the settlement of the ERISA Class Action, all of the actions seeking recoveries from the Company as an outgrowth of the Company’s historical stock option grant practices will have been settled. As a result, in the quarterly period ended September 30, 2009, the Company reversed a previously recorded accrual of $6.9 million relating to these matters.
Auction Rate Securities
In November 2009, the Company entered into a settlement agreement related to its litigation against RBC Capital Markets Corporation (“RBC”) with respect to the auction rate securities (“ARS”) purchased from RBC. Among other terms, the settlement agreement provided for RBC to immediately repurchase ARS at a certain discount to their par value. Additionally, the Company shall receive certain additional monies from RBC if, within a certain time period of the date of the execution of the settlement agreement, any of the ARS still held by RBC are redeemed or refinanced by its issuer for sums higher than the amounts RBC paid the Company to repurchase the ARS. As part of the settlement agreement, the Company dismissed its lawsuit against RBC and released claims related to RBC’s sale of the ARS to the Company. As a result of the settlement with RBC, the Company no longer classifies losses on its remaining auction rate securities as temporary and, accordingly, all losses are reflected in the consolidated statement of operations.

As such, the Company recorded a total charge of $6.1 million in the fourth quarter of 2009, which was reflected in interest and other, net in the consolidated statement of operations for the three and twelve months ended December 31, 2009, relating to the settlement with RBC as well as unrealized losses on the auction rate securities still owned by the Company.
Professional Fees
For the three and twelve months ended December 31, 2009, we recorded net benefits of $8.0 million and $10.1 million, respectively, primarily resulting from payments from former executives of the Company relating to our historical stock option granting practices. For the three and twelve months ended December 31, 2008, we recorded a net benefit of $6.7 million and a net charge of $4.4 million, respectively, of professional fees as a direct result of payments from former executives of the Company and payments for ongoing matters relating to our historical stock option grant practices. These costs primarily relate to legal fees and are a component of “office and general” in our consolidated statement of operations. In addition, we have incurred costs related to litigation, an informal investigation by the SEC and an investigation by the United States Attorney for the Southern District of New York.
As a consequence of the Company’s entry into the settlement agreement with respect to the ERISA class action and settlement of the Company’s claims against a former member of senior management, we do not expect to continue to incur significant professional fees or legal fees paid on behalf of former employees and former members of senior management related to or in connection with matters relating to our historical stock option grant practices.
Restructuring Actions
On July 30, 2007, we announced a strategic restructuring plan intended to position the Company for sustainable long-term growth in the rapidly evolving global online recruitment and advertising industry.
The restructuring plan was originally designed to reduce the Company’s workforce by approximately 800 associates. Subsequent to the announcement of this plan, the Company made a strategic decision to in-source customer service and identified 100 associates who will be staying with the Company. Through June 30, 2009, when all the initiatives relating to the 2007 restructuring plan were complete, the Company had notified or terminated approximately 700 associates and approximately 140 associates had voluntarily left the Company. The plan also included fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring was intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion. Since the inception of the 2007 restructuring program through the completion of the program in the second quarter of 2009, the Company has incurred $49.1 million of restructuring expenses.
For the three months ended December 31, 2009 and 2008, we recorded $0 and $3.2 million of restructuring costs, respectively, primarily related to severance costs in 2008. For the years ended December 31, 2009 and 2008, we recorded $16.1 million and $16.4 million of restructuring costs, respectively, primarily related to severance, fixed asset write-offs and office consolidations.

Severance and Facility Charges
For the three months ended December 31, 2009, the Company incurred charges of $2.9 million for severance and $1.7 million for costs relating to exited facilities. For the year ended December 31, 2009, the Company incurred charges of $8.8 million for severance and $3.5 million for costs relating to exited facilities. These charges primarily relate to certain organizational changes within the Company’s product and technology group designed to enable the Company to shift or add talent and skills to support the Company’s innovation strategy and other targeted headcount reductions. The organizational changes included establishing a new Technology Center of Excellence and Innovation located in Cambridge, Massachusetts, which was opened in the third quarter of 2009. As a result of these and other targeted organizational changes, the Company incurred severance costs related to the elimination of certain positions and charges related to the exiting of certain facilities on a global basis.
Income Tax Reversal
In the three and twelve months ended December 31, 2009, the Company recorded net reversals of $1.2 million and $32.9 million, respectively, of accrued tax and related interest and penalties. These reversals in 2009 primarily related to the expiration of statutes of limitations on uncertain tax positions.
Deferred revenue related to acquisitions
During the fourth quarter of 2008, we completed the acquisition of ChinaHR. In accordance with existing purchase accounting rules, we are required to write down a portion of ChinaHR’s deferred revenue to its fair value. Consequently, in post acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. For the three and twelve months ended December 31, 2009, the fair value adjustment to ChinaHR’s deferred revenue was $0 million and $2.3 million, respectively. For the three and twelve months ended December 31, 2008, the fair value adjustment to ChinaHR’s deferred revenue was $2.2 million.
Wind-down of Internet Advertising & Fees Tickle Business
In May 2008, we announced our intentions to wind-down the operations of Tickle, a business included in the Internet Advertising & Fees segment. As a result of this action, we have reclassified our quarterly financial information to reflect the wind-down as discontinued operations in all periods presented. The financial results from continuing operations, presented herein, reflect the results of the remaining and ongoing portion of our business.
Security Breach
In August 2007, we announced a security breach related to unauthorized access to our resume database. We took remediation measures, including the procurement of the capability to assist any potentially affected customers. For the three months ended March 31, 2008, we recorded $0.5 million related to the breach, which was recorded as a component of office and general in the consolidated statement of operations.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.
Non-GAAP financial measures
The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.

Non-GAAP revenue, operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: net costs associated with the Company’s historical stock option grant practices, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; the strategic restructuring actions initiated in the third quarter of 2007; severance and facility charges primarily related to product and technology global reorganization; the fair value adjustment to deferred revenue in connection with the acquisition of ChinaHR; realized and unrealized losses on marketable securities; and a net non-cash benefit relating to the reversal of an income tax liability for uncertain tax positions. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.
Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities, plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.

Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding
Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

Monster Worldwide, Inc.
Statements of Operations
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Full Year Data
Summary P&L Information	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	12M 2008	12M 2009

Monster Careers	$316,877	$336,810	$320,953	$297,606	$257,931	$222,849	$190,397	$179,941	$179,409	$1,213,300	$772,596
Internet Advertising & Fees	30,970	29,662	33,341	34,583	32,741	31,554	32,660	34,592	33,740	130,327	132,546

Revenue	347,847	366,472	354,294	332,189	290,672	254,403	223,057	214,533	213,149	1,343,627	905,142

Salary and related	127,666	135,115	127,346	128,904	123,211	112,037	103,564	102,752	105,475	514,576	423,828
Office and general	56,708	61,710	61,754	57,124	44,091	45,793	42,917	42,422	31,623	224,679	162,755
Marketing and promotion	76,818	111,854	68,976	57,684	52,684	73,691	44,953	45,757	45,260	291,198	209,661
Provision for (Reversal of) legal settlements, net	—	—	40,100	—	—	—	—	(6,850)	—	40,100	(6,850)
Restructuring and other special charges	5,442	6,927	2,732	3,592	3,156	11,008	5,097	—	—	16,407	16,105
Depreciation expense	10,589	10,803	12,330	13,336	14,761	13,769	14,479	15,230	15,639	51,230	59,117
Amortization of restricted stock and RSU Plan	3,623	5,206	8,351	7,437	7,046	10,149	9,816	9,924	9,417	28,040	39,306
Non-cash stock option expense	105	127	182	165	178	199	104	157	155	652	615
Amortization of intangibles	1,457	1,386	1,274	1,374	2,756	2,551	2,466	2,189	2,210	6,790	9,416

Operating expenses	282,408	333,128	323,045	269,616	247,883	269,197	223,396	211,581	209,779	1,173,672	913,953

Operating income (loss)	65,439	33,344	31,249	62,573	42,789	(14,794)	(339)	2,952	3,370	169,955	(8,811)
Interest and other, net	6,799	7,383	3,057	5,283	1,560	1,203	76	(48)	(7,059)	17,283	(5,828)

Income (loss) from cont. operations, pre-tax	72,238	40,727	34,306	67,856	44,349	(13,591)	(263)	2,904	(3,689)	187,238	(14,639)

Provision for (benefit from) Income taxes	25,310	15,143	12,153	22,734	14,880	(4,489)	(83)	(30,891)	(2,420)	64,910	(37,883)
Losses in equity interests, net	(838)	(1,822)	(3,592)	(2,086)	(339)	(1,239)	(1,190)	(1,044)	(844)	(7,839)	(4,317)

Income (loss) from continuing operations	46,090	23,762	18,561	43,036	29,130	(10,341)	(1,370)	32,751	(2,113)	114,489	18,927

(Loss) income from disc. operations, net of tax(1)	(1,090)	(1,171)	12,269	(258)	(536)	—	—	—	—	10,304	—

Net income (loss)	$45,000	$22,591	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$(2,113)	$124,793	$18,927

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.37	$0.19	$0.15	$0.36	$0.25	$(0.09)	$(0.01)	$0.27	$(0.02)	$0.95	$0.16

Net income (loss)	$0.36	$0.18	$0.26	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$1.04	$0.16

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.36	$0.19	$0.15	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$0.94	$0.16

Net income (loss)	$0.36	$0.18	$0.25	$0.35	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$1.03	$0.16

Weighted avg. shares outstanding:
Basic shares	125,504	122,711	120,885	120,057	118,601	118,855	119,274	119,473	119,575	120,557	119,359
Diluted shares	126,704	123,332	121,541	120,722	119,380	118,855	119,274	121,676	119,575	121,167	121,170

Global employees (ones)	5,112	5,164	5,396	5,669	6,961	6,295	5,999	5,779	5,687	6,961	5,687
Annualized revenue per average employee	$272.1	$285.3	$268.4	$240.2	$184.1	$153.5	$145.1	$145.7	$148.7	$231.8	$152.4

(1) —	Gain from discontinued operations, net of tax in the second quarter of 2008 includes tax benefits of $29.4 million and long-lived asset write-offs of $13.1 million related to the wind-down of the Tickle business included in our Internet Advertising & Fees business segment.

Monster Worldwide, Inc.
Trailing Twelve Months Statistics — Statements of Operations
(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009

Monster Careers	$1,195,422	$1,242,009	$1,271,636	$1,272,246	$1,213,300	$1,099,339	$968,783	$851,118	$772,596
Internet Advertising & Fees	128,382	126,437	127,119	128,556	130,327	132,219	131,538	131,547	132,546

Revenue	1,323,804	1,368,446	1,398,755	1,400,802	1,343,627	1,231,558	1,100,321	982,665	905,142

Salary and related	496,472	514,585	514,092	519,031	514,576	491,498	467,716	441,564	423,828
Office and general	224,935	227,895	237,793	237,296	224,679	208,762	189,925	175,223	162,755
Marketing and promotion	294,479	333,824	329,232	315,332	291,198	253,035	229,012	217,085	209,661
Provision for (Reversal of) legal settlements, net	—	—	40,100	40,100	40,100	40,100	—	(6,850)	(6,850)
Restructuring and other special charges	16,597	23,524	26,256	18,693	16,407	20,488	22,853	19,261	16,105
Depreciation expense	38,207	41,150	44,130	47,058	51,230	54,196	56,345	58,239	59,117
Amortization of restricted stock and RSU Plan	27,739	28,769	20,051	24,617	28,040	32,983	34,448	36,935	39,306
Non-cash stock option expense	442	383	518	579	652	724	646	638	615
Amortization of intangibles	5,701	5,693	5,554	5,491	6,790	7,955	9,147	9,962	9,416

Operating expenses	1,104,572	1,175,823	1,217,726	1,208,197	1,173,672	1,109,741	1,010,092	952,057	913,953

Operating income (loss)	219,232	192,623	181,029	192,605	169,955	121,817	90,229	30,608	(8,811)
Interest and other, net	25,622	27,592	23,746	22,522	17,283	11,103	8,122	2,791	(5,828)

Income (loss) from continuing operations, pre-tax	244,854	220,215	204,775	215,127	187,238	132,920	98,351	33,399	(14,639)

Provision for (benefit from) Income taxes	86,461	78,514	73,080	75,340	64,910	45,278	33,042	(20,583)	(37,883)
Losses in equity interests, net	(8,298)	(8,700)	(9,326)	(8,338)	(7,839)	(7,256)	(4,854)	(3,812)	(4,317)

Income from continuing operations	150,095	133,001	122,369	131,449	114,489	80,386	60,455	50,170	18,927

Income (loss) from disc. operations, net of tax	(3,696)	(3,493)	9,353	9,750	10,304	11,475	(794)	(536)	—

Net income	$146,399	$129,508	$131,722	$141,199	$124,793	$91,861	$59,661	$49,634	$18,927

Basic earnings per share:
Income from continuing operations	$1.17	$1.05	$0.98	$1.07	$0.95	$0.67	$0.51	$0.42	$0.16

Net income	$1.14	$1.02	$1.06	$1.15	$1.04	$0.77	$0.50	$0.42	$0.16

Diluted earnings per share:
Income from continuing operations	$1.15	$1.04	$0.97	$1.07	$0.94	$0.67	$0.51	$0.42	$0.16

Net income	$1.12	$1.01	$1.05	$1.15	$1.03	$0.76	$0.50	$0.41	$0.16

Weighted avg. shares outstanding:
Basic shares	128,785	127,064	124,650	122,289	120,557	119,600	119,197	119,051	119,294
Diluted shares	130,755	128,479	125,584	123,075	121,167	120,125	119,558	119,796	119,845

Monster Worldwide, Inc.
Statements of Cash Flows
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Full Year Data
	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	12M 2008	12M 2009
Cash flows provided by (used for) operating activities:
Net income (loss)	$45,000	$22,591	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$(2,113)	$124,793	$18,927

Adjustments to reconcile net income (loss) to cash provided by operating activities:
Loss (income) from discontinued operations, net of tax	1,090	1,171	(12,269)	258	536	—	—	—	—	(10,304)	—
Depreciation and amortization	12,046	12,189	13,604	14,710	17,517	16,320	16,945	17,419	17,849	58,020	68,533
Provision for (Reversal of) legal settlements, net	—	—	40,100	—	—	—	—	(6,850)	—	40,100	(6,850)
Receipts and (payments) for legal settlements, net	—	—	—	5,700	(35,587)	—	—	—	—	(29,887)	—
Provision for doubtful accounts	4,453	3,564	3,207	4,403	5,057	4,072	2,812	1,682	1,588	16,231	10,154
Non-cash compensation	3,728	6,495	8,533	7,602	7,223	10,348	9,920	10,081	9,572	29,853	39,921
Deferred income taxes	(2,762)	(7,319)	(12,263)	12,440	14,572	(2,488)	(3,933)	12,160	(4,550)	7,430	1,189
Non-cash restructuring write-offs, accelerated amortization, and other	3	1,649	436	924	924	3,690	1,051	3	4,216	3,933	8,960
Loss in equity interests	838	1,822	3,592	2,086	339	1,239	1,190	1,044	844	7,839	4,317
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(101,843)	37,848	44,812	49,231	(19,371)	72,347	47,892	7,284	(47,061)	112,520	80,462
Prepaid and other	(12,766)	1,025	18,073	2,522	1,548	3,246	13,615	(16,005)	(3,525)	23,168	(2,669)
Deferred revenue	89,650	(2,458)	(51,465)	(58,644)	(5,732)	(63,383)	(61,153)	(28,152)	41,054	(118,299)	(111,634)
Accounts payable, accrued expenses and other liabilities	27,091	(289)	(13,308)	8,673	(27,790)	(21,237)	(40,657)	(19,574)	14,883	(32,714)	(66,585)
Net cash (used for) provided by operating activities of discontinued operations	(2,344)	(560)	(2,569)	(962)	(2,758)	(77)	77	—	—	(6,849)	—

Total adjustments	19,184	55,137	40,483	48,943	(43,522)	24,077	(12,241)	(20,908)	34,870	101,041	25,798

Net cash provided by (used for) operating activities	64,184	77,728	71,313	91,721	(14,928)	13,736	(13,611)	11,843	32,757	225,834	44,725

Cash flows provided by (used for) investing activities:
Capital expenditures	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(10,013)	(93,627)	(48,677)
Purchase of marketable securities	(415,025)	(149,249)	(7,633)	(25,265)	(1,785)	(992)	(6,484)	—	(1,109)	(183,932)	(8,585)
Sale and maturities of marketable securities	478,068	414,453	21,852	66,000	36,981	1,425	1,892	—	67,660	539,286	70,977
Payments for acquisitions and intangible assets, net of cash acquired	(610)	(61,567)	—	(64,628)	(166,641)	—	—	(300)	—	(292,836)	(300)
Dividends received from unconsolidated investee	—	—	1,011	—	—	—	763	—	—	1,011	763
Cash funded to equity investee	—	(5,000)	—	—	(1,402)	(1,428)	(1,886)	(1,639)	(1,346)	(6,402)	(6,299)
Net cash used for investing activities of discontinued operations	—	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used for) investing activities	46,193	178,078	(14,424)	(44,904)	(155,250)	(15,917)	(17,172)	(14,224)	55,192	(36,500)	7,879

Cash flows (used for) provided by financing activities:
Proceeds from borrowings on credit facilities short-term	—	—	—	247,000	4,971	199,203	—	—	—	251,971	199,203
Payments on borrowings on credit facilities short-term	—	—	—	—	(197,893)	—	(157,173)	(99,023)	—	(197,893)	(256,196)
Repurchase of common stock	(97,761)	(79,469)	(6,858)	(41,806)	(32)	(1,907)	(528)	(1,869)	(267)	(128,165)	(4,571)
Net borrowings (payments) under capital lease obligations and other debt	(42)	(80)	(67)	(9)	(15)	(5)	(1)	50,006	—	(171)	50,000
Payments on acquisition debt	(1,500)	—	—	—	—	—	—	—	—	—	—
Cash received from the exercise of employee stock options	838	418	628	110	305	9	—	46	12	1,461	67
Excess tax benefits from (provisions for) stock-based compensation	(155)	61	59	861	22	4	—	8	67	1,003	79

Net cash (used for) provided by financing activities	(98,620)	(79,070)	(6,238)	206,156	(192,642)	197,304	(157,702)	(50,832)	(188)	(71,794)	(11,418)

Effects of exchange rates on cash	772	10,256	(1,933)	(13,303)	(20,044)	(6,327)	13,681	4,438	209	(25,024)	12,001

Net increase (decrease) in cash and cash equivalents	12,529	186,992	48,718	239,670	(382,864)	188,796	(174,804)	(48,775)	87,970	92,516	53,187
Cash and cash equivalents, beginning of period	117,215	129,744	316,736	365,454	605,124	222,260	411,056	236,252	187,477	129,744	222,260

Cash and cash equivalents, end of period	$129,744	$316,736	$365,454	$605,124	$222,260	$411,056	$236,252	$187,477	$275,447	$222,260	$275,447

Non-GAAP Free cash flow (1):
Net cash provided by (used for) operating activities	$64,184	$77,728	$71,313	$91,721	$(14,928)	$13,736	$(13,611)	$11,843	$32,757	$225,834	$44,725
Less: Capital expenditures	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(10,013)	(93,627)	(48,677)

Free cash flow	$47,944	$57,169	$41,659	$70,710	$(37,331)	$(1,186)	$(25,068)	$(442)	$22,744	$132,207	$(3,952)

(1) —	See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009

ASSETS
Current assets:
Cash and cash equivalents	$129,744	$316,736	$365,454	$605,124	$222,260	$411,056	$236,252	$187,477	$275,447
Marketable securities, current	448,703	79,236	68,579	33,823	1,425	992	14,533	20,482	9,259
Accounts Receivable, net	499,854	458,447	410,427	358,214	376,720	294,449	249,004	243,033	287,698
Prepaid and other	106,664	97,929	121,093	111,754	82,416	82,710	73,866	87,058	73,089

Total current assets	1,184,965	952,348	965,553	1,108,915	682,821	789,207	573,655	538,050	645,493

Marketable securities, non-current	—	102,716	99,330	93,728	90,347	89,196	81,272	75,953	15,410
Property and equipment, net	123,397	138,182	149,048	152,352	161,282	154,559	153,942	150,963	143,727
Goodwill	615,334	702,598	690,161	707,164	894,546	886,970	897,561	930,231	925,758
Intangibles, net	35,351	34,308	32,696	36,694	52,335	49,533	47,420	45,893	43,863
Investment in unconsolidated affiliates	50,871	49,049	44,446	42,360	1,843	1,315	517	525	546
Other assets	53,162	67,218	70,475	61,761	33,416	33,314	35,100	32,617	52,393
Non-current assets of discontinued operations	14,730	13,959	—	—	—	—	—	—	—

Total assets	$2,077,810	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232	$1,827,190

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$304,146	$297,932	$321,077	$328,546	$254,407	$225,630	$192,266	$204,402	$196,248
Deferred revenue	524,331	521,873	470,408	411,764	414,312	344,905	289,818	265,573	305,898
Borrowings on credit facility short-term	—	—	—	247,000	54,971	254,174	97,000	—	—
Current portion of long-term debt	184	158	142	26	18	27	23	5,017	5,010

Total current liabilities	828,661	819,963	791,627	987,336	723,708	824,736	579,107	474,992	507,156

Non-current income taxes payable	111,108	116,376	119,360	115,318	119,951	123,385	125,991	82,963	87,343
Long-term debt	—	—	—	—	—	—	—	45,000	45,000
Other liabilities	17,264	16,254	17,449	23,699	25,658	29,838	30,971	36,394	54,527
Non-current liabilities of discontinued operations	4,276	4,067	—	—	—	—	—	—	—

Total liabilities	961,309	956,660	928,436	1,126,353	869,317	977,959	736,069	639,349	694,026

Common stock and class B common stock	133	133	134	134	133	134	134	134	134
Additional paid-in capital	1,468,808	1,395,991	1,397,281	1,363,655	1,367,373	1,374,049	1,382,649	1,388,609	1,395,969
Accumulated other comprehensive income	118,387	155,830	143,264	87,460	25,801	8,327	28,360	71,133	64,167
Accumulated deficit	(470,827)	(448,236)	(417,406)	(374,628)	(346,034)	(356,375)	(357,745)	(324,993)	(327,106)

Total stockholders’ equity	1,116,501	1,103,718	1,123,273	1,076,621	1,047,273	1,026,135	1,053,398	1,134,883	1,133,164

Total liabilities and stockholders’ equity	$2,077,810	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232	$1,827,190

Selected Financial Ratios(1)
- Annualized return on equity	15.8%	8.1%	11.1%	15.6%	10.8%	-4.0%	-0.5%	12.0%	-0.7%
- Book value per share	$9.02	$9.13	$9.30	$9.08	$8.83	$8.61	$8.83	$9.49	$9.48
- Cash and marketable securities per share	$4.67	$4.13	$4.42	$6.18	$2.65	$4.20	$2.78	$2.37	$2.51
- Net cash and securities	$578,032	$498,353	$533,095	$485,632	$259,033	$247,038	$235,034	$233,895	$250,106

(1) —	See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis — Non-GAAP
(unaudited, in thousands)

	Trended Quarterly Data									Full Year Data
	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	12M 2008	12M 2009

Segment OIBDA(1):
Careers — North America	$60,410	$47,602	$67,636	$52,516	$44,138	$12,272	$22,066	$16,902	$12,988	$211,892	$64,228
Careers — International	29,980	16,662	40,361	39,060	23,833	10,749	8,386	8,154	9,024	119,916	36,313

Careers OIBDA (1)	90,390	64,264	107,997	91,576	67,971	23,021	30,452	25,056	22,012	331,808	100,541

Internet Advertising & Fees OIBDA(1)	3,118	792	7,508	7,425	6,293	6,364	7,939	8,247	7,573	22,018	30,123

Total Monster OIBDA(1)	$93,508	$65,056	$115,505	$99,001	$74,264	$29,385	$38,391	$33,303	$29,585	$353,826	$130,664

Corporate expenses before D&A(1)	$(11,032)	$(12,104)	$(61,196)	$(13,192)	$(5,810)	$(13,843)	$(10,810)	$(2,851)	$1,206	$(92,302)	$(26,298)

Proforma operating income(1):
Careers — North America	$56,482	$42,955	$59,335	$43,771	$34,314	$3,100	$12,405	$9,519	$4,226	$180,375	$29,250
Careers — International	28,699	12,945	33,316	32,467	17,711	7,413	1,983	782	297	96,439	10,475

Careers Proforma operating income(1)	85,181	55,900	92,651	76,238	52,025	10,513	14,388	10,301	4,523	276,814	39,725

Internet Advertising & Fees ProForma operating income (loss)(1)	2,658	(609)	4,994	4,977	3,745	4,003	5,096	6,506	4,993	13,107	20,598

Total Monster Proforma income(1)	$87,839	$55,291	$97,645	$81,215	$55,770	$14,516	$19,484	$16,807	$9,516	$289,921	$60,323

Corporate Proforma expenses(1)	$(12,177)	$(11,586)	$(19,308)	$(11,175)	$(14,294)	$(14,288)	$(11,756)	$(12,913)	$(9,567)	$(56,363)	$(48,524)

Segment operating income (loss):(1)
Careers — North America	$52,950	$39,701	$58,409	$43,120	$34,025	$828	$10,919	$6,057	$1,866	$175,255	$19,670
Careers — International	24,753	9,643	31,916	30,230	12,938	(671)	(2,019)	(2,181)	(1,412)	84,727	(6,283)

Careers operating income (loss)	77,703	49,344	90,325	73,350	46,963	157	8,900	3,876	454	259,982	13,387

Internet Advertising & Fees operating income (loss)	1,383	(1,431)	4,656	4,726	3,715	3,557	4,926	5,091	4,540	11,666	18,114

Total Monster operating income (loss)	$79,086	$47,913	$94,981	$78,076	$50,678	$3,714	$13,826	$8,967	$4,994	$271,648	$31,501

Corporate expenses	$(13,647)	$(14,569)	$(63,732)	$(15,503)	$(7,889)	$(18,508)	$(14,165)	$(6,015)	$(1,624)	$(101,693)	$(40,312)

Margin Analysis:

Careers — North America OIBDA margin	34.8%	25.9%	41.2%	33.8%	32.7%	10.3%	21.7%	17.8%	14.3%	33.2%	15.8%
Careers — North America Proforma operating margin	32.5%	23.4%	36.1%	28.2%	25.4%	2.6%	12.2%	10.0%	4.6%	28.3%	7.2%
Careers — North America operating margin	30.5%	21.6%	35.6%	27.8%	25.2%	0.7%	10.7%	6.4%	2.1%	27.5%	4.8%

Careers — International OIBDA margin	20.9%	10.9%	25.8%	27.4%	19.4%	10.4%	9.5%	9.6%	10.2%	20.8%	9.9%
Careers — International Proforma operating margin	20.0%	8.4%	21.3%	22.8%	14.2%	7.1%	2.2%	0.9%	0.3%	16.7%	2.8%
Careers — International operating margin	17.3%	6.3%	20.4%	21.2%	10.5%	-0.6%	-2.3%	-2.6%	-1.6%	14.7%	-1.7%

Careers OIBDA margin	28.5%	19.1%	33.6%	30.8%	26.4%	10.3%	16.0%	13.9%	12.3%	27.3%	13.0%
Careers Proforma operating margin	26.9%	16.6%	28.9%	25.6%	20.0%	4.7%	7.5%	5.7%	2.5%	22.8%	5.1%
Careers operating margin	24.5%	14.7%	28.1%	24.6%	18.2%	0.1%	4.7%	2.2%	0.3%	21.4%	1.7%

Internet Advertising & Fees OIBDA margin	10.1%	2.7%	22.5%	21.5%	19.2%	20.2%	24.3%	23.8%	22.4%	16.9%	22.7%
Internet Advertising & Fees Proforma operating margin	8.6%	-2.1%	15.0%	14.4%	11.4%	12.7%	15.6%	18.8%	14.8%	10.1%	15.5%
Internet Advertising & Fees operating margin	4.5%	-4.8%	14.0%	13.7%	11.3%	11.3%	15.1%	14.7%	13.5%	9.0%	13.7%

(1) —	See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations
(unaudited)

	Trended Quarterly Data									Full Year Data
Summary P&L Information	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	12M 2008	12M 2009

Monster Careers	91.1%	91.9%	90.6%	89.6%	88.7%	87.6%	85.4%	83.9%	84.2%	90.3%	85.4%
Internet Advertising & Fees	8.9%	8.1%	9.4%	10.4%	11.3%	12.4%	14.6%	16.1%	15.8%	9.7%	14.6%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	36.7%	36.9%	35.9%	38.8%	42.4%	44.0%	46.4%	47.9%	49.5%	38.3%	46.8%
Office and general	16.3%	16.8%	17.4%	17.2%	15.2%	18.0%	19.2%	19.8%	14.8%	16.7%	18.0%
Marketing and promotion	22.1%	30.5%	19.5%	17.4%	18.1%	29.0%	20.2%	21.3%	21.2%	21.7%	23.2%
Provision for (Reversal of) legal settlements, net	0.0%	0.0%	11.3%	0.0%	0.0%	0.0%	0.0%	-3.2%	0.0%	3.0%	-0.8%
Restructuring and other special charges	1.6%	1.9%	0.8%	1.1%	1.1%	4.3%	2.3%	0.0%	0.0%	1.2%	1.8%
Depreciation expense	3.0%	2.9%	3.5%	4.0%	5.1%	5.4%	6.5%	7.1%	7.3%	3.8%	6.5%
Amortization of restricted stock and RSU Plan	1.0%	1.4%	2.4%	2.2%	2.4%	4.0%	4.4%	4.6%	4.4%	2.1%	4.3%
Non-cash stock option expense	0.0%	0.0%	0.1%	0.0%	0.1%	0.1%	0.0%	0.1%	0.1%	0.0%	0.1%
Amortization of intangibles	0.4%	0.4%	0.4%	0.4%	0.9%	1.0%	1.1%	1.0%	1.0%	0.5%	1.0%

Operating expenses	81.2%	90.9%	91.2%	81.2%	85.3%	105.8%	100.2%	98.6%	98.4%	87.4%	101.0%

Operating income (loss)	18.8%	9.1%	8.8%	18.8%	14.7%	-5.8%	-0.2%	1.4%	1.6%	12.6%	-1.0%
Interest and other, net	2.0%	2.0%	0.9%	1.6%	0.5%	0.5%	0.0%	0.0%	-3.3%	1.3%	-0.6%

Income (loss) from continuing operations, pre-tax	20.8%	11.1%	9.7%	20.4%	15.3%	-5.3%	-0.1%	1.4%	-1.7%	13.9%	-1.6%

Income taxes (benefit from)	7.3%	4.1%	3.4%	6.8%	5.1%	-1.8%	0.0%	-14.4%	-1.1%	4.8%	-4.2%
Losses in equity interests, net	-0.2%	-0.5%	-1.0%	-0.6%	-0.1%	-0.5%	-0.5%	-0.5%	-0.4%	-0.6%	-0.5%

Income from continuing operations	13.3%	6.5%	5.2%	13.0%	10.0%	-4.1%	-0.6%	15.3%	-1.0%	8.5%	2.1%

(Loss) income from disc. operations, net of tax	-0.3%	-0.3%	3.5%	-0.1%	-0.2%	0.0%	0.0%	0.0%	0.0%	0.8%	0.0%

Net income (loss)	12.9%	6.2%	8.7%	12.9%	9.8%	-4.1%	-0.6%	15.3%	-1.0%	9.3%	2.1%

Monster Worldwide, Inc.
Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Full Year Data
Summary P&L Information	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	12M 2008	12M 2009

Proforma revenue (1)	$347,847	$366,472	$354,294	$332,189	$292,885	$255,397	$223,782	$215,085	$213,149	$1,345,840	$907,413

Deferred revenue related to acquisitions	—	—	—	—	2,213	994	725	552	—	2,213	2,271

Revenue	$347,847	$366,472	$354,294	$332,189	$290,672	$254,403	$223,057	$214,533	$213,149	$1,343,627	$905,142

OIBDA (1)	$82,476	$52,952	$54,309	$85,809	$68,454	$15,542	$27,581	$30,452	$30,791	$261,524	$104,366

Depreciation expense	10,589	10,803	12,330	13,336	14,761	13,769	14,479	15,230	15,639	51,230	59,117
Amortization of restricted stock and RSU Plan	3,623	5,206	8,351	7,437	7,046	10,149	9,816	9,924	9,417	28,040	39,306
Non-cash stock option expense	105	127	182	165	178	199	104	157	155	652	615
Restructuring non-cash compensation expense	—	1,162	—	—	—	—	—	—	—	1,162	—
Restructuring non-cash write-offs	1,263	924	923	924	924	3,668	1,055	—	—	3,695	4,723
Amortization of intangibles	1,457	1,386	1,274	1,374	2,756	2,551	2,466	2,189	2,210	6,790	9,416

Operating income (loss)	$65,439	$33,344	$31,249	$62,573	$42,789	$(14,794)	$(339)	$2,952	$3,370	$169,955	$(8,811)

Proforma operating income (1)	$75,662	$43,705	$78,337	$70,040	$41,476	$228	$7,728	$3,894	$(51)	$233,558	$11,799

Provision for (Reversal of) legal settlements, net	—	—	40,100	—	—	—	—	(6,850)	—	40,100	(6,850)
Stock option investigation	1,392	2,983	4,256	3,875	(6,682)	3,020	2,245	(474)	(8,037)	4,432	(3,246)
Security breach	3,389	451	—	—	—	—	—	—	—	451	—
Non-Gaap severance	—	—	—	—	—	—	—	5,907	2,866	—	8,773
Non-Gaap facilities	—	—	—	—	—	—	—	1,807	1,750	—	3,557
Deferred revenue related to acquisitions	—	—	—	—	2,213	994	725	552	—	2,213	2,271
Restructuring non-cash compensation expense	—	1,162	—	—	—	—	—	—	—	1,162	—
Restructuring program non-cash write-offs	1,263	924	923	924	924	3,668	1,055	—	—	3,695	4,723
Restructuring expenses, less non-cash items	4,179	4,841	1,809	2,668	2,232	7,340	4,042	—	—	11,550	11,382

Operating income (loss)	$65,439	$33,344	$31,249	$62,573	$42,789	$(14,794)	$(339)	$2,952	$3,370	$169,955	$(8,811)

(1) —	See notes to financial supplement for further explanation of non-GAAP measures.